PZENA INTERNATIONAL SMALL CAP VALUE FUND
Investor Class PZVIX
Institutional Class PZIIX
(the “Fund”)
A series of Advisors Series Trust (the “Trust”)

Supplement dated February 4, 2025 to the
Statutory Prospectus dated June 28, 2024

The Board of Trustees (the “Board”) of the Trust approved amendments to the investment advisory agreement and operating expenses limitation agreement between the Trust, on behalf of the Fund, and Pzena Investment Management, LLC (the “Adviser”), pursuant to which the Adviser has agreed to reduce the Fund’s operating expense limit from 1.17% to 1.03% and to lower the management fee from 1.00% to 0.95%, effective February 1, 2025.
The following disclosures are hereby revised to reflect the changes to the fees and expenses of the Fund:
Pages 23-24 - “Summary Section - Pzena International Small Cap Value Fund”
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Investor Class	Institutional Class
SHAREHOLDER FEES (fees paid directly from your investment)	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.95%	0.95%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses (includes Shareholder Servicing Plan Fee)	1.20%	1.10%
Shareholder Servicing Plan Fee	0.10%	None
Total Annual Fund Operating Expenses(2)	2.40%	2.05%
Less: Fee Waiver and/or Expense Reimbursement(3)	-1.01%	-1.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.39%	1.04%
(1)Restated to reflect current fees and expenses.
(2)Total Annual Fund Operating Expenses reflect the maximum Rule 12b-1 fee and/or Shareholder Servicing Plan fee allowed and do not correlate to the Expense Ratios in the Financial Highlights section of the statutory prospectus, which reflect the actual operating expenses of the International Small Cap Fund and do not include 0.01% that is attributed to acquired fund fees and expenses (“AFFE”).
(3)    Effective February 1, 2025, the Adviser has contractually agreed to waive a portion or all of its management fees and pay the International Small Cap Fund’s expenses to ensure that Total Annual Fund Operating Expenses (excluding AFFE, interest expense, taxes, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees, and any other class-specific expenses) do not exceed 1.03% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least June 28, 2026, and may be terminated only by the Fund’s Board of Trustees (the “Board”). The Adviser may

request recoupment of previously waived fees and paid expenses from the Fund for 36 months from the date they were waived and paid, subject to the Expense Cap.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$142	$652	$1,189	$2,659
Institutional Class	$106	$545	$1,010	$2,299
Page 51 - “Management of the Funds - Investment Adviser”
Please note that effective February 1, 2025, the investment advisory fee for the International Small Cap Value Fund fee is now 0.95%.
Page 57 - “Management of the Funds - Fund Expenses”
Effective February 1, 2025, the Adviser has contractually agreed to waive all or a portion of its management fees and pay expenses of the International Small Cap Value Fund to ensure that the Fund’s aggregate annual operating expenses (excluding AFFE, interest expense, taxes, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing plan fees, or any other class-specific expenses) do not exceed 1.03% as a percentage of the Fund’s average daily net assets, through at least June 28, 2026.
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Please retain this Supplement with your Statutory Prospectus.

PZENA INTERNATIONAL SMALL CAP VALUE FUND
Investor Class PZVIX
Institutional Class PZIIX
(the “Fund”)
A series of Advisors Series Trust (the “Trust”)

Supplement dated February 4, 2025 to the
Statement of Additional Information (“SAI”) dated June 28, 2024

The Board of Trustees (the “Board”) of the Trust approved amendments to the investment advisory agreement and operating expenses limitation agreement between the Trust, on behalf of the Fund, and Pzena Investment Management, LLC (the “Adviser”), pursuant to which the Adviser has agreed to reduce the Fund’s operating expense limit from 1.17% to 1.03% and to lower the management fee from 1.00% to 0.95%, effective February 1, 2025.
The following disclosures are hereby revised to reflect the changes to the fees and expenses of the Fund:
Pages 33-34 - “The Adviser”
Effective February 1, 2025, in consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund an investment advisory fee computed daily and payable monthly, based on an annual rate equal to 0.95% of the Fund’s average daily net assets.
* * * * *
Please retain this Supplement with your SAI.

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